                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 3, 1998
                                                           ------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


       Delaware                    1-7182                      13-2740599
--------------------------------------------------------------------------------
(State or other                  (Commission                (I.R.S. Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)

World Financial Center, North Tower, New York, New York         10281-1220
--------------------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:     (212) 449-1000
                                                        --------------


--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

Item 5.  Other Events
-------  -------------

     Exhibits are filed herewithin connection with the Registration Statement on Form S-3 (File No. 333-44173) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and The Chase Manhattan Bank (the "Indenture"). ML & Co. will issue $250,000,000 aggregate principal amount of 6 3/4% Notes due June 1, 2028 under the Indenture. The exhibits consist of the form of Notes and an opinion of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  -------------------------------------------------------------------

                              EXHIBITS

       (4)               Instruments defining the rights of
                         security holders, including indentures.

                                 Form of Merrill Lynch & Co., Inc.'s 6 3/4%
                                 Notes due June 1, 2028.

       (5) & (23)        Opinion re: legality; consent of counsel.

                                 Opinion of Brown & Wood LLP relating to the 6 3/4% Notes due June 1, 2028 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Notes).


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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                             MERRILL LYNCH & CO., INC.
                                             -------------------------
                                                    (Registrant)

                                             By: /s/ Theresa Lang
                                                ----------------------
                                                     Theresa Lang
                                                       Treasurer

Date:  June 3, 1998



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

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549







                           MERRILL LYNCH & CO., INC.








                         EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED JUNE 3, 1998





                                                   COMMISSION FILE NUMBER 1-7182

                                 EXHIBIT INDEX

Exhibit No.   Description                                                  Page
-----------   -----------                                                  ----

(4) Instruments defining the rights of security holders, including indentures.

                   Form of Merrill Lynch & Co., Inc.'s 6 3/4% Notes due June 1, 2028.

(5) & (23)    Opinion re: legality; consent of counsel.

                   Opinion of Brown & Wood LLP relating to the 6 3/4% Notes due June 1, 2028 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Notes).




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